Filed Pursuant to Rule 497(e)
File Nos. 333-269217; 811-23850

ARISTOTLE FUNDS SERIES TRUST (THE “TRUST”)
Supplement dated May 18, 2026 to the Prospectus and Statement of Additional Information (“SAI”) dated July 29, 2025, as may be supplemented and/or revised from time to time, with respect to the series of the Trust (the “Aristotle Funds”)

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI. Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus, or SAI, as applicable.

Aristotle/Saul Global Equity Fund

Effective May 18, 2026 (“Effective Date”), Alberto Jimenez Crespo has been added as Portfolio Manager for Aristotle/Saul Global Equity Fund (the “Fund”). Accordingly, as of the Effective Date, the following disclosures in the Fund’s Prospectus and SAI are hereby revised to reflect the addition of Mr. Jimenez Crespo as portfolio manager.

The table listing the Fund’s Portfolio Managers in the “Fund Summaries - Aristotle/Saul Global Equity Fund - Management” section on page 93 of the Prospectus is amended to include the following:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund and Predecessor Fund
Alberto Jimenez Crespo, CFA, Principal and Portfolio Manager	Since 2026

The table listing Aristotle Capital Management, LLC’s (“Aristotle Capital”) portfolio managers in the “About Management - Sub-Advisers” section on page 134 of the Prospectus is amended to include the following:

ARISTOTLE/SAUL GLOBAL EQUITY FUND
Alberto Jimenez Crespo, CFA
Principal, Portfolio Manager and member of the research team of Aristotle Capital since 2014. From 2012 through 2013, he was an Equity Analyst and portfolio manager at Vinik Asset Management where he managed a portion of the Global Value long-short portfolio and was a senior member of the Global Value investment team. Prior to Vinik Asset Management, Mr. Jimenez Crespo was a Managing Director at Tradewinds Global Investors, LLC, where he co-managed an international value strategy from 2009 to 2012 and Nuveen Tradewinds Global Natural Resource Fund from 2006 to 2012. In addition to his portfolio management responsibilities, he was a senior member of the investment team from 2006 through 2012 with primary analyst responsibility for businesses in the global resource sectors for all Tradewinds Global Investors funds and separate accounts. Prior to Tradewinds, Mr. Jimenez Crespo conducted investment manager due diligence as an Equity Analyst in Merrill Lynch’s private client group. He also spent a portion of his time providing investment advice to financial advisors pertaining to commodity trends and natural resources. Additionally, he spent three years as a sell-side Equity Analyst at Salomon Smith Barney in New York as part of the global research team. Mr. Jimenez Crespo holds Bachelor of Science and Master of Science degrees in Mining Engineering from Universidad Politécnica de Madrid and a Master of Science degree in Mineral Economics from Colorado School of Mines and is a CFA® charterholder.

The section entitled “INFORMATION ABOUT THE MANAGERS – Other Accounts Managed”, beginning on page 67 of the SAI is amended to include the following:
Other Accounts Managed

Manager, Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
Aristotle Capital
Alberto Jimenez Crespo*
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	3	$361,136,952	0	$0
Other Accounts	24	$683,731,318	0	$0
*    Information is as of April 30, 2026

The section entitled “INFORMATION ABOUT THE MANAGERS – Beneficial Interest of Portfolio Managers”, beginning on page 69 of the SAI is amended to include the following:
Beneficial Interest of Portfolio Managers

Aristotle Capital

Portfolio Manager	Fund Managed and Owned	Dollar Range of Equity Securities Beneficially Owned
Alberto Jimenez Crespo*	Aristotle/Saul Global Equity Fund	$0
*    Information is as of April 30, 2026

Please retain this supplement with your Prospectus and SAI